SUPPLEMENT DATED AUGUST 29, 2013

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 25, 2013, SUPPLEMENTED AS OF FEBRUARY 26, 2013

The Supplement dated April 1, 2013 is deleted and replaced with this Supplement.

1. The introductory paragraph under the heading “What share classes are offered by the Funds?” on page 104 is deleted and replaced with the following:

Advisor Class shares are not currently offered for sale.  Not all classes of shares of each Fund may be available in all jurisdictions.

2. The paragraph “Institutional Class shares” on page 104 is deleted and replaced with the following:

Institutional Class shares:  Institutional Class shares of the Funds that offer Institutional Class shares are available to registered investment companies.  There is a minimum initial investment of $2,000,000 per Fund account.  The Funds reserve the right to waive the minimum initial account size requirement for Institutional Class shares in certain cases.  Institutional Class shares of the Funds are sold at the net asset value and do not charge 12b-1 fees.

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Please retain this Supplement for future reference.

2IEP0813

SUPPLEMENT DATED AUGUST 29, 2013

FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 25, 2013

The Supplement dated April 1, 2013 is deleted and replaced with this Supplement.

1.
Under the heading “History and Classification of the Funds” on page I-4, the eighth sentence in the first paragraph  related to Institutional and Advisor Class shares is deleted and replaced with the following:

Advisor Class shares are not currently offered for sale.  Not all classes of shares of each Fund may be available in all jurisdictions.

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Please retain this Supplement for future reference.

2IFSAI0813